Exhibit 10.05

Contract No.: 1230

between

GLOBAL TECHNOLOGY INC.

as Borrower

and

CHINA CONSTRUCTION BANK - NINGBO YINZHOU BRANCH

as Lender

RMB WORKING CAPITAL LOAN AGREEMENT

This RMB Loan Agreement (the “Contract”) is entered into in order for the company’s daily operation expense [, including material purchase payment and employee’s salary], by and between:

GLOBAL TECHNOLOGY INC., located at NO. 88, QIUSHI RD, WANGCHUN INDUSTRIAL PART, NINGBO, CHINA, P.C.315176 with CHIH-HSIANG LIN as its legal representative and its fax number 88133820 and its telephone number 574-88133818 as borrower (“Party A”); and

CHINA CONSTRUCTION BANK - NINGBO YINZHOU BRANCH, located at TAIKANG ZHONG RD S. COMMERCIAL AREA 2ND FL, GUOHUA INT'L BLDG NO. 500, 315040 with ● as its principal officer and its fax number being 87370029 and its telephone number being 87374267, as lender (“Party B”).

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WHEREAS

(1)	Party A wishes to apply to Party B for a loan, and Party B agrees to extend to Party A such loan.
(2)	NOW THEREFORE upon consultation in accordance with applicable laws and regulations, both parties hereto agree as follows:
1.	LOAN AMOUNT

The amount of the loan that Party B provides to Party A hereunder shall be RMB [see Schedule A] (the “Loan”).

2.	PURPOSE OF THE LOAN AND SOURCES OF FUNDS FOR REPAYMENT

Party A shall utilize the loan for the purpose of the routine production operation.

The information relating to specific purposes of such loan under the Contract and sources of funds for repayment shall be determined in Schedule 1 “Loan Information”.

3.	TERM OF THE LOAN

The term of the Loan shall be 12 months, commencing from [see Schedule A] and expiring on [see Schedule A] (the “Term”).

Where the above commencement date is inconsistent with the date set forth on the loan-to deposit certificate (the “LDC” or “Loan Receipt”, the date set forth on the LDC for the first advance of the Loan shall be the commencement date of the Term and the expiry date of the Term shall be adjusted accordingly. The LDC shall constitute an integral part of the Contract and have the equal legal force as the Contract.

4.	INTEREST RATE ON THE LOAN, DEFAULT INTEREST RATE, INTEREST CALCULATION AND SETTLEMENT

4.1  Interest Rate on the Loan (the “Loan Rate”)

The Loan Rate hereunder shall be an annual rate set forth in item (2) below:

(1)	a fixed interest rate of % which shall remain the same during the Term;
(2)	[See Schedule A] on the date when interest commences to accrue (the “Interest Commencement Date”). Such interest rate shall remain the same during the Term; or

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(3)	a floating interest rate equal to __ (100% a floating percentage of __ %) (the “Floating Percentage”) of the Base Rate (as defined below) on the date when interest commences to accrue (the “Interest Commencement Date”). The Loan Rate shall, during the period between the Interest Commencement Date and the date when all the principal amount and interest accrued thereon under the Contract have been fully repaid, be adjusted once every ___ months in accordance with the Base Rate on the interest rate adjustment date and the Floating Percentage. The interest rate adjustment date shall be a date corresponding to the Interest Commencement Date in the month when such interest is adjusted. If there is no such a date corresponding to the Interest Commencement Date in such month, the adjustment date for the interest rate shall be the last day of such month.
4.2	Default Interest Rate
(1)	If Party A does not use the Loan hereunder for purposes set forth herein (“Misappropriation”), the default interest rate on such Loan shall be (100% plus 100%) of the Loan Rate. If the Loan Rate is adjusted according to Article 4.1 (3) above, the default interest rate shall be adjusted in accordance with the adjusted Loan Rate and the upward floating percentage set out in this Article 4.2 (1).
(2)	The default interest rate on overdue Loan shall be (100% plus 50%) of the Loan Rate. If the Loan Rate is adjusted according to Article 4.1 (3) above, such default interest rate shall be adjusted in accordance with the adjusted Loan Rate and the upward floating percentage set out in this Article 4.2 (2).
(3)	If Misappropriation and overdue payment occur concurrently, the default interest shall be calculated and compounded in accordance with the higher of the two default interest rates provided for in Articles 4.2(1) and 4.2(2) herein.
4.3	The Interest Commencement Date provided in this Article 4 refers to the date on which the proceeds of the first advance have been deposited into the loan disbursement account designated in Article 6 (the “Loan Disbursement Account”).

For the first advance of the Loan, the Base Rate refers to the lending interest rate quoted by the People’s Bank of China (the “PBOC”) on the Interest Commencement Date for loans with the same tenor and within the same category. If the lending interest rate on other advances of the Loan is adjusted in accordance with Article 4.1 (3), the Base Rate refers to the lending interest rate quoted by the PBOC on the interest rate adjustment date for loans with the same tenor and within the same category. If the PBOC no longer publishes such lending interest rate, the Base Rate shall mean, unless agreed otherwise between the parties, the lending interest rate with the same tenor and within the same category generally accepted by the banking industry on the interest rate adjustment date or an interest rate commonly used for a loan with the same tenor and within the same category.

4.4	The interest on the Loan shall commence to accrue as of the date when such Loan proceeds have been deposited into the Loan Disbursement Account designated by Party A. Interest on the Loan shall be computed daily with the daily interest rate equal to 1/360 of the annual interest rate. If Party A can not pay interest on the interest settlement date as provided herein, the interest shall be compounded as of the date immediately following the applicable interest settlement date.

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4.5	Interest Settlement
(1)	For a loan subject to a fixed interest rate, the interest accrued thereon shall be calculated in accordance with the agreed fixed interest rate. For a loan subject to a floating interest rate, the interest accrued thereon shall be calculated in accordance with the interest rate determined for each interest rate floating period. If the interest rate has been adjusted more than once during a single interest settlement period, the interest during each interest rate floating period shall be calculated first and the total interest accrued during such interest settlement period shall be the aggregate amount of all the interest accrued during each interest rate floating period within such interest settlement period.
(2)	The interest accrued on the Loan hereunder shall be settled in accordance with (i) of the following:

(i)	on a monthly basis and the interest settlement date shall be the 20th day of each month;
(ii)	on a quarterly basis and the interest settlement date shall be the 20th day of the last month of the relevant quarter;
(iii)	other method:_______________________.
5.	ADVANCE AND DRAWDOWN

5.1	Conditions Precedent to Advance

Unless Party B waives all or part of the following conditions, Party B shall be obligated to advance any amount of the Loan only if all the following conditions continuously remain satisfied:

(1)	Party A has completed all the approval, registration, delivery, insurance and other statutory procedures in relation to the Loan hereunder;
(2)	the security has become and remains effective, if a security is established for the Contract;
(3)	Party A has opened the bank accounts for drawdown and debt service purposes as Party B requests;
(4)	Party A has not triggered any event of default hereunder;
(5)	no event has occurred that may adversely impact Party B’s rights as a creditor;
(6)	the advance to be made by Party B is not prohibited or restricted by any laws, regulations, rules or competent authorities; and
(7)	the financial indicators of Party A shall, at all time, continue to meet the requirements specified in Schedule 2 Terms relating to Mandatory Financial Indicators;
(8)	Party A has submitted such materials as required in this Contract before any loan drawdown;
(9)	the materials submitted by Party A are legal, authenticated, complete, accurate, valid and be in accordance with other requirements of Party B;
(10)	Other conditions

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5.2	Drawdown Schedule

“Drawdown” referred to in this Contract shall mean disbursements by Party B of the funds to the Loan Disbursement Account in accordance with Party A’s Application and this Contract.

The drawdown schedule hereunder shall be item [see Schedule A] of the following:

(1)	The drawdown schedule shall be as follows:
	Drawdown Date (mm/dd/yyyy)	Amount
(i)
(ii)
(iii)
(iv)
(v)
(vi)
(2)	The drawdown schedule shall be as follows:

(i) from [                       ] to [                       ], Amount__________;

              (mm/dd/yyyy)      (mm/dd/yyyy)

(ii) from [                       ] to [                       ], Amount__________;

              (mm/dd/yyyy)      (mm/dd/yyyy)

(iii) from [                       ] to [                       ], Amount__________;

               (mm/dd/yyyy)      (mm/dd/yyyy)

(iv) from [                       ] to [                       ], Amount__________;

                (mm/dd/yyyy)      (mm/dd/yyyy)

(v) from [                       ] to [                       ], Amount__________;

               (mm/dd/yyyy)      (mm/dd/yyyy)

(vi) from [                       ] to [                       ], Amount__________;

                (mm/dd/yyyy)      (mm/dd/yyyy)

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(3)	from time to time, as required by Party A.

(4)

5.3	Party A shall draw the Loan in accordance with the drawdown schedule under Article 5.2. Without Party B’s written consent, Party A shall not accelerate, postpone or cancel any drawdown of the Loan.
5.4	If Party A draws the Loan in installments, the expiration date of the Term shall be determined in accordance with Article 3 hereunder.

5.5	Materials required to be submitted by Party A

In respect of materials required to be submitted by Party A, the Parties agree that Item A applies [choose A or B];

A.

Situation NO. 1

Where the situation described in Item (1) [choose (1) or (2)] arises

(1)	the amount of any particular drawdown is more than RMB TEN million and the amount of any scheduled payment out of such drawdown is more than RMB TEN million;

(2)

Party A shall submit to Party B the following materials no later than ONE working days before the date of such drawdown:

(1)	the LDC signed by Party A and payment/settlement certificate(s) signed by Party A;

(2)	materials related to the underlying transactions (including without limitation goods/services/monetary contracts and/or invoices and other documents in writing or electronic form that are capable of evidencing the particular purposes of the loan drawdown);

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And other materials required by Party B (including without limitation business license, letter of authorization, articles of association, resolutions of Shareholders’ meeting /Board of directors of Party A’s counterparty).

Situation NO. 2

If Party B determines, after reviewing the aforementioned materials, that Party may initiate the payment in accordance with Article 5.7 of this Contract, or a situation other than Situation NO. 1 arises, Party A shall submit to Party B　the following materials no later than ONE working days before the date of such drawdown

(1)	The drawdown schedule corresponding to the proposed loan drawdown (The drawdown schedule being in the form of Schedule 3)

(2)	LDC signed by Party A;

And other materials required by Party B (including without limitation business license, letter of authorization, articles of association, resolutions of Shareholders’ meeting/Board of directors of Party A ’s counterparty).

B.

Party A shall submit to Party B　the following materials no later than ONE working days before the date of such drawdown regardless of the amount of any particular drawdown:

(1)	the LDC signed by Party A and payment/settlement certificate (s) signed by Party A;

(2)	related to the underlying transactions (including without limitation goods/services/monetary contracts and/or invoices and other documents in writing or electronic form that are capable of evidencing the particular purposes of the loan drawdown);

And other materials required by Party B (including without limitation business license, letter of authorization, articles of association, resolutions of Shareholders’ meeting/Board of directors of Party A ’s counterparty).

5.6     Entrusted Payment through Party B

(1)	Situations where Entrusted Payment applies to Party B

If the situation described in (i) arises, Entrusted Payment shall apply, i.e. Party A hereby irrevocably entrusts Party B to pay the amount of the drawdown to Party A’s counterparty. Party A shall not pay such amount directly to such counterparty or any other third party.

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(i)	the amount of any particular drawdown is more than RMB TEN million and the amount of any scheduled payment out of such drawdown is more than RMB TEN million, and Party B determines, after reviewing the materials submitted by Party A, that recipient of the payment is specific and identifiable;

(ii) Entrusted Payment applies regardless of the amount of any particular drawdown;

(iii) ________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

(2)	In the case of entrusted payment, Party B deposits the amount of the loan drawdown in the Loan Disbursement Account and pays such amount through Loan Disbursement Account to the account designated by Party A’s counterparty. Party A shall not dispose of the loan drawdown in any way (including without limitation account transfer or withdrawal of cash).

(3)	Party B will make prima facie examination of the documents submitted by Party A regarding payment amount, time of payment, recipient of payment, means of payment, and related accounts Party B will pay the drawdown amount to Party A’s counterparty if Party B determines at its discretion that it is satisfied with the abovementioned prima facie examination. The obligations of Party B relating to entrusted payment shall be extinguished once the drawdown amount is paid into the account of Party A’s counterparty (the information of such account shall be provided by Party A). Party A shall check and verify the status of payment within one working day after the date of payment and shall notify Party B in case of failure of payment. Party A shall guarantee that there is consistence between documents/information regarding recipient of payment, utilization of the loan and materials related to underlying documents.
(4)	There is no warranty or representation by Party B in respect of the truthfulness or legality or compliance with regulations of the underlying transactions although Party B has made the above-mentioned prima facie examination of the payment documents. Nor shall Party B be implicated in any dispute between Party A and Party A’s counterparty or any third party. Nor shall Party B be liable for any obligations or liabilities of Party A. Party A shall compensate Party B for any and all losses incurred by Party B resulting from Party B’s activities relating to Entrusted Payment.
(5)	Where there is a failure or delay in payment of the drawdown amount to the account of Party A’s counterparty and such failure or delay is caused by incompleteness, untruthfulness or inaccuracy of the documents submitted by Party A, or by violation of permitted utilization of loan or by information discrepancy or by other reasons but not by Party B’s fault, the following applies:
(i)	Party A shall be liable for all the consequences including without limitation all losses caused by the above mentioned failure or delay. Party B shall not be liable in any way and shall be compensated by Party A for any losses resulting therefrom;

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(ii)	Party A shall not dispose of any of such drawdown amount in anyway (including without limitation account transfer or withdrawal of cash);
(iii)	Party A shall resubmit materials, make corrections and/or perform other activities as instructed by Party B within ONE working days;

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

Party B may accelerate the maturity of such loan drawdown if Party A is in breach of any of the above provisions.

(6) Party A shall be liable for any and all risks, liabilities and losses caused by any failure or error or delay in payment which does not result from Party B’s fault. Party B　shall not be liable in any way and shall be compensated by Party A　for any losses resulting therefrom.

5.7     Payment on Party A’s own initiative

Where situation other than that described in Article 5.6 (1) arises, Party A may initiate the payment at its own discretion. i.e. Party B may deposit the drawdown amount to the Loan Disbursement Account as instructed by Party As application for loan drawdown, Party A may then pay such amount directly to the recipient. Party A shall guarantee the conformity between the recipient, utilization of loan and the underlying transaction documents.

5.8	The obligations of Party B to advance loans shall be extinguished once the loan amount is deposited into the Loan Disbursement Account regardless of entrusted payment or not. Party A shall ensure the Loan Disbursement Account remain in normal status (including without limitation not subject to freezing by competent authorities). Party A shall bear all risks, liabilities and losses including without limitation freezing and mandatory transfer by competent authorities. Party A shall compensate Party B for any losses resulting therefrom.

5.9     Change of means of payment

Party B is entitled to change the means of payment if any of the following circumstances arises, including without limitation re-determining the situations where Entrusted Payment applies, (e.g. changing the threshold amount for Entrusted Payment) and changing the means of payment in respect of any particular drawdown:

(1) Any event of default by Party A arises;

(2) There arises any event that may adversely impact Party B’s rights as a creditor;

(3) Other circumstances where Party B deems necessary to change the means of payment.

Where Party B changes the means of payment, Party A shall resubmit the materials or perform other activities as required by this Contract and Party B.

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6.	USE AND SUPERVISION OF ACCOUNTS

6.1 Loan Disbursement Account

The Loan Disbursement Account herein shall be determined in accordance with (2):

(1)	within working days from the date of coming into effect of this Contract and before the date of first drawdown, Party A shall open an account within Party B for the sole purpose of the disbursement and payment of all loan amount under this Contract.

(2)	other account opened by Party A within Party B (Account Number: 33101995038050503008).

6.2 Account to collect sale proceeds

(1)	within ONE working days from the date of coming into effect of this Contract, Party A shall open an account within Party B for the purpose of collecting sale proceeds or designate an existing account within Party B as such (Account Number: 33101995038050503008).
(2)	Party A shall, on a monthly basis (choose “monthly” or “quarterly”), submit a report to Party B on the incoming and outgoing amounts of such account. Party A shall submit such report for the immediately preceding month or quarter (as the case may be) within the first FIVE working days of each month or quarter.

(3)	Party B is entitled to manage the incoming and outgoing amounts of such account. In particular, such account shall be in compliance with (vi) (one or more of the following requirements may be selected):

(i) average balances of such account:

___________________________________________________________________________________

___________________________________________________________________________________

(ii) time for incoming payment being deposited into such account:

___________________________________________________________________________________

___________________________________________________________________________________

(iii) percentage of the overall sale proceeds of Party A that are to be deposited into such account:

___________________________________________________________________________________

___________________________________________________________________________________

(iv) amount limit for any particular outgoing payment of such account:

___________________________________________________________________________________

___________________________________________________________________________________

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(v) amount limit for daily outgoing payment (s) of such account:

___________________________________________________________________________________

___________________________________________________________________________________

(vi) restrictions on internet-banking functions of such account:

___________________________________________________________________________________

___________________________________________________________________________________

(vii) no outgoing payment shall be made without Party B’s prior consent;

(viii) Such account shall be used only for the purposes of collecting sale proceeds and repaying the loan, and not for any other purpose;

(iii) ____________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

(x) other requirements by Party B;

(xi) A separate Account Management Agreement signed by both Parties shall be complied with.

7.	REPAYMENT

7.1 General Principles for Repayment

Party A shall repay the Loan in accordance with the following principles: Party B has the right to apply Party A’s repayment first towards payment of any expense which shall be borne by Party A as provided hereunder but has been advanced by Party B and the expenses incurred by Party B for realizing its creditor’s rights. Party B shall apply the balance of such repayment in the order of interest first and then principal adhering to the principle that the interest shall be fully repaid concurrently with the repayment in full of all the principal amounts.

For any advance of which the principal has become due but unpaid for more than ninety days, or any advance on which the interest has become due but unpaid for more than ninety days, or any advance otherwise provided by the laws, regulations or rules, Party B may first apply Party A’s repayment towards those payments of expenses set out in the first paragraph of this article. Then Party B may apply the balance of such repayment towards payment in the order of principal first and then interest.

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7.2 Payment of Interest

Party A shall pay due interest to Party B on the interest settlement date. The first interest payment date shall be the first interest settlement date after the release of an advance. All the interest and principal amounts outstanding shall be paid in full on the last repayment date.

7.3 Schedule for Repayment of the Principal

The repayment schedule hereunder shall be determined in accordance with item [see Schedule A] below:

(1)                     The repayment schedule shall be as follows:

	Repayment Date(mm/dd/yyyy)	Amount
(i)
(ii)
(iii)
(iv)
(v)
(vi)

(2)

7.4 Repayment Method

Party A shall deposit sufficient amount into the Account to collect sale processor other account at Party B before the repayment date provided hereunder and transfer such amount to repay the Loan (Party B may also debit such amount from such account to repay the Loan), or transfer such amount from another bank account of Party A to repay the Loan.

7.5 Prepayment

Party A may prepay the principals in full or in part upon approval by Party B of a written application submitted to Party B THIRTY working days in advance.

The interest accrued on the principals to be prepaid shall be calculated on the basis of the actual number of days lapsed and the Loan Rate provided herein.

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If Party B approves the prepayment by Party A, Party B shall have the right to charge Party A the compensation fee in an amount to be determined in accordance with the (1) of the following methods:

(1)	compensation fee = amount of the principal prepaid × number of months remaining until the scheduled repayment date(the “Remaining Period”) × __1__‰; provided, however, that the part of the Remaining Period that falls short of a month shall be calculated as a full month; or

(2)

If Party A is required to repay the Loan in installments and prepays part of the principal, the prepaid amount shall be applied in the reverse order of the repayment schedule. After any partial prepayment, the outstanding Loan shall still be subject to the Loan Rate provided herein.

8.	PARTY A’S RIGHTS AND OBLIGATIONS

8.1 Party A’s Rights

Party A has the rights to:

(1)	request Party B to release each advance of the Loan as provided hereunder;

(2)	utilize the Loan for the purposes provided for hereunder;

(3)	apply to Party B for extension of the Term hereunder provided that it has satisfied all the conditions as Party B requests;

(4)	require Party B to keep confidential the relevant financial information and manufacturing and operating trade secrets furnished by Party A except provided otherwise by law, regulations and rules, or required otherwise by the competent authorities, or agreed otherwise between the both parties hereto;
(5)	reject Party B or its employees asking for bribe; it shall have the right to lodge complaint with the competent authority about such misconduct and any other act of Party B that may violate the laws and regulations relating to the lending interest rate and service charges.

8.2 Party A’s Obligations

(1)	Party A shall draw the Loan and repay the principal and interest in full as provided herein, and bear the expenses and fees as provided herein;
(2)	Party A shall provide its financial, accounting as well as manufacturing and operating information and other materials as the Party B may request, and among other things, on or before the TWENTY working day of the first month of each quarter, Party A shall provide to Party B with the balance sheet and the profit and loss statement (or the income and expenditure statement, if Party A is a public institution) up to the end of the preceding quarter, and shall provide the cash flow statement at the end of each year in a timely fashion. Party A shall be responsible for the legality, truthfulness, accuracy, completeness and validity of the information it provides, and shall not provide false information or conceal material facts with respect to its financial and operation status;

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(3)	In case of any change in Party A’s name, legal representative (or principal officer), registered address, business scope, registered capital, articles of association or any other registration with local industrial and commercial authority, or there arises any circumstances that may adversely affect Party A’s capability to repay the indebtedness or may endanger Party B’s rights as a creditor, Party A shall notify Party B in writing of the same with relevant documents together with such notification evidencing the changes within 3 working days thereafter;
(4)	Party A shall utilize the Loan in accordance with the purposes as provided herein, and shall not misappropriate the Loan or utilize the Loan to carry out any transactions in violation of the laws and regulations, nor for investments in fixed assets, or equity or other areas, nor for production or operations prohibited by the state, nor for repaying the indebtedness incurred as a result of Party A’s investments in fixed assets or equity etc.; Party A shall cooperate with Party B in its inspection of Party A’s manufacturing, operating and financial activities and utilization of the Loan herein, and shall be subject to the requirements of Party B relating to loan management; Party A shall not try to evade its repayment obligations owing to Party B by means of withdrawing capital it has injected, transferring assets or entering into related-party transactions. Further, Party A shall not attempt to obtain loans or credit facilities from Party B by using dummy contracts with its related parties or by pledging such rights as notes receivable or accounts receivable without actual underlying transactions or by applying to Party B for discounting the same; Party A shall be in compliance with the provisions relating to means of payment and shall not evade Entrusted Payment by way of dividing a larger-amount payment into payments in smaller amounts;

(5)	Party A shall comply with the regulations relating to environmental protection, if the Loan hereunder shall be utilized for manufacturing or project construction;

(6)	Without Party B’s consent, Party A shall not mortgage or pledge any assets acquired by utilizing the Loan hereunder for the benefit of a third party before full repayment of the principals and interest accrued thereon;

(7)	If Party A qualifies as a group customer, it shall promptly report to Party B any related-party transactions involving more than 10% of Party A’s net assets, including (i) the relationship among all the parties to such transaction; (ii) the transaction and its nature; (iii) the transaction amount or the relevant ratio; and (iv) pricing policy (also applicable to the transactions with no price or merely nominal price);

(8)	Party A shall not carry out merger, split-up, transfer of shares, outward investment, substantial increase of debt financing or other activities of importance without Party B’s prior written consent. For the avoidance of doubt, such consent shall not impair Party B’s rights to take remedial measures if Party B determines at a later time that such activities of Party A may endanger Party B’s rights as a creditor;

(9)	In the case of payment at Party A’s own initiative, Party A shall submit reports to Party B on the use and payment of loan amounts on a monthly basis. Party A shall submit such report for the immediately preceding month within the first TEN working days of each month, together with a list of actual uses of loan amounts, until the date of repayment of all the loan. Such report shall be in the form attached in Schedule 4.

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9.	PARTY B’S RIGHTS AND OBLIGATIONS

9.1       Party B is entitled to request Party A to repay the principal, interest accrued thereon and expenses when due, to manage and control the payment of loan amounts, to monitor on a real-time basis overall cash flows of Party A and to accelerate the maturity of the loan considering the status of collection of sale proceeds of Party A. Party B may exercise any other rights hereunder and demand Party A to perform any other obligations hereunder.

9.2       Party B is entitled to engage in Party A’s large-amount financing (The total amount of such financing shall be more than RMB SEVENTY-FOUR MILLION or Foreign Exchange equivalent), sale of assets, merger, split-up, stock-company restructuring, bankruptcy, liquidation and other activities for the purpose of protecting Party B’s rights. The way(s) of engagement shall be (1) (multiple choices are allowed)

(1) Party A shall seek Party B’s prior written consent before carrying out any of the above activities;

(2) Party B is entitled to arrange for Party A’s large-amount financings;

(3) the sale price and buyer of the assets shall be in compliance with the following:

___________________________________________________________________________________

___________________________________________________________________________________

(4)__________________________________________________________________________________

___________________________________________________________________________________

(5) other ways Party B deems fit.

9.3	Party B shall advance the Loan as provided herein unless the delay or failure in advancing the Loan is caused by any reason attributable to Party A or any other reason that can not be attributed to Party B.

9.4	Party B shall keep confidential the relevant financial documents and manufacturing and operating trade secrets furnished by Party A except otherwise provided by the laws, regulations and rules, or required by the competent authorities, or agreed between the parties hereto.

9.5	Party B shall not bribe Party A or its employees, nor request any bribe or accept any bribe offered by Party A.

9.6	Party B shall not engage in any activity which is dishonest or will be detrimental to Party A’s lawful interests.

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10.	DEFAULT AND REMEDY

10.1    Events of Default by Party B and Liabilities

(1)	If Party B does not advance the Loan as provided herein without justifiable reason, Party A may request Party B to advance the Loan in accordance with the Contract.
(2)	If Party B charges any interest or fee which is prohibited by the laws or regulations, Party A may request Party B to refund the interest or fee charged.

10.2    Events of Default by Party A

The events of default by Party A shall include:

(1)    Party A breaches any statutory obligation or any contractual obligation hereunder; and

(2)    Party A has repudiated its obligations hereunder expressly or by its conduct.

10.3    Events that may Adversely Impact Creditor’s Rights

(1)	the occurrence of any of the following events upon Party A which Party B believes may adversely impact its creditor’s rights:

contracting, trustee (receiver) being appointed, lease, shareholding restructuring, decrease of its registered capital, investment, joint operation, mergers and acquisitions, acquisition and restructuring, division, joint venture, shares transfer, substantial increase of debt financing, applying for (or subject to an application for) temporary cessation of operation or dissolution, revocation, applying for (or subject to an application for) bankruptcy, change of controlling shareholders/actual controllers, transfer of material assets, suspension of production or operation, significant penalty imposed by regulatory authorities, cancellation of registration, revocation of business license, involvement in material legal proceedings, severe deterioration in operation and financial condition, deterioration of credit standing, legal representative/principal officer being unable to perform their duties;

(2)	the occurrence of any of the following events which Party B believes may adversely impact its creditor’s rights:

Party A fails to repay any other due debts, including such debts owed to any other branch or organization of China Construction Bank or to any other third party; Party A transfers assets at a low price or for free; Party A relieves or waives any debt of a third party; Party A fails to exercise its creditor’s rights or any other rights; or Party A provides security for a third party; financial indicators of Party A fail to meet, on a continuous basis, the requirements specified in Schedule2; there are unusual fluctuations in any of Party A’s accounts (including without limitation account to collect sale proceeds and other account subject to Party B’s supervision);there are grave cross-defaults by Party A; profit-making capability of Party A’s core business is undesirable; there is irregularity in the use of loan;

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(3)	Party A’s shareholder manipulates the independence status of Party A as a legal person or the limited liability status of the shareholder in order to evade debts, and Party B believes this manipulation may adversely impact its creditor’s rights;
(4)	any of the conditions precedent to advance the Loan has not been satisfied continuously;
(5)	the occurrence of any of the following events upon the guarantor which Party B believes may adversely impact its creditor’s rights:
(i)	the guarantor breaches any provision of the guarantee contract, or any of the representations and warranties it has made proves to be false, wrong or incomplete;
(ii)	contracting, trustee (receiver) being appointed, lease, shareholding restructuring, decrease of its registered capital, investment, joint operation, mergers and acquisitions, acquisition and restructuring, division, joint venture, shares transfer, substantial increase of debt financing, applying for (or subject to an application for) temporary cessation of operation or dissolution, revocation, applying for (or subject to an application for) bankruptcy, change of controlling shareholders/actual controllers, transfer of material assets, transfer of assets at a low price or for free, relieving or waiving any debt of a third party; failure to exercise its creditor’s rights or any other rights, suspension of production or operation, significant penalty imposed by regulatory authorities, cancellation of registration, revocation of business license, involvement in material legal proceedings, severe deterioration in operation and financial condition, deterioration of credit standing, legal representative/principal officer’s inability to perform their duties, which may adversely impact its capability as a guarantor;
(iii)	other events in which the guarantor has lost or may lose its capability as guarantor.

(6)          the occurrence of any of the following events on the mortgage or pledge which Party B believes may adversely impact its creditor’s rights:

(i)	the mortgaged or pledged property is damaged, destroyed or its value is reduced as a result of a third-party’s action, expropriation, confiscation, eminent domain or redevelopment and relocation by the government, market change, or any other reason;
(ii)	the mortgaged or pledged property has been seized, impounded, frozen, mandatorily debited, put on lien, sold by auction, subject to administration order by a government authority, or a dispute over the ownership of the mortgaged or pledged property occurs;
(iii)	the mortgagor or pledgor breaches any provision of the mortgage/pledge contract, or any of the representations and warranties it has made proves to be false, wrong or incomplete;

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(iv)	other events that may adversely impact Party B’s ability to realize its mortgage or pledge.
(7)	the security is not effected, becomes ineffective, invalid, or is rescinded or terminated, or the security provider defaults or repudiates its obligations expressly or by conduct, or the security provider has lost its capability to perform its obligations as a security provider in whole or in part, or the value of the collateral is reduced, which Party B believes may adversely impact its creditor’s rights; or
(8)	other events which Party B believes may adversely impact its creditor’s rights.
10.4	Party B’s Remedy

Upon occurrence of any event under Article 10.2 or 10.3, Party B may exercise one or more of the following rights:

(1)	to stop advancing the Loan;
(2)	to request for more conditions precedent for loan advance and payment;
(3)	to change the means of payment of loan in accordance with this Contract;
(4)	to declare the Loan immediately due and payable, and request Party A to repay immediately all the due and undue principal, interest and fees;
(5)	if Party A fails to make any drawdown in accordance with the Contract, Party B may hold Party A liable to pay a penalty equal to 0 % of the Loan proceeds not drawn and may reject Party A’s request for drawing such Loan;
(6)	if Party A utilizes any part of the Loan for any purpose other than as provided herein, interest on the misappropriated amount shall be calculated and compounded for the period from the date of the misappropriation to the date when all the principal and interest have been fully paid in accordance with the relevant default interest rate and the interest settlement method as provided herein;
(7)	if any principal is overdue, the interest on such principal and on any overdue interest (including whole or part of the principal and interest which have been accelerated), shall be calculated and compounded for the period from the first date such principal becomes overdue to the date when all the principal and interest have been fully paid, in accordance with the relevant default interest rate and the interest settlement method as provided herein;

“Overdue” herein means that Party A fails to repay the Loan on the repayment date or, in case of repayment in installments, fails to repay the relevant installments in accordance with the repayment schedule as provided herein.

Before any principal is overdue, the overdue interest shall be compounded in accordance with the interest rate and the interest settlement method as provided herein;

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(8)	other remedies, including but not limited to:
(i)	to debit Party A’s accounts at China Construction Bank in RMB or other currencies with corresponding amount without prior notice to Party A;
(ii)	to exercise its rights under the security interest;
(iii)	to request Party A to provide new security satisfactory to Party B for all the debts of Party A hereunder;
(iv)	to decline Party A’s request to dispose of its deposits of corresponding amount, within any account opened with any branch of China Construction Bank (including without limitation the account to collect sale proceeds);
(v)	to terminate the Contract.
11.	MISCELLANEOUS

11.1       Cost Allocation

(1)	all costs and expenses incurred as a result of Party A’s breach of any provision in this Contract, including without limitation court fees, arbitration fees, property preservation fees, travel expenses, enforcement expenses, valuation/appraisal fees, auction fees, notary fees, service fees, public announcement costs, legal fees, shall be borne by Party A.
(2)	in respect of other fees the parties agree as follows:
11.2	Use of Party A’s Information

Party A agrees that Party B is entitled to inquire about Party A’s creditworthiness with the Credit Database or relevant authorities established or approved by the People’s Bank of China and the Credit Reference Agency, and that Party B is entitled to provide Party A’s information to such Credit Database. Party A further agrees that Party B may reasonably use and disclose Party A’s information for business purpose.

11.3	Collection by Public Announcement

In the event that Party A fails to repay on time any principal or interest or breaches any other contractual obligations hereunder, Party B is entitled to report to relevant authorities and demand repayments by means of public announcement via press.

11.4	Party B’s Record as Evidence

Unless there is reliable and definitive evidence to the contrary, Party B’s internal records of principal, interest, expenses and repayment, receipts, vouchers made or retained by Party B during the course of drawdown, repayment and interest payment, and records and vouchers relating to the collections by Party B shall constitute valid evidence of the creditor-debtor relationship between the two parties. Party A shall not raise any objection merely because the above records, receipts, vouchers are made or retained by Party B.

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11.5	No Waivers

Party B’s rights hereunder shall not prejudice or exclude any other rights Party B is entitled to under applicable laws, regulations and other contracts. No forbearance, extension of time limit, preferential treatment or delay in exercising any right hereunder shall be deemed to constitute a waiver of rights and interests hereunder or permit or recognition of any breach of the Contract. Nor shall it restrict, prevent or interfere with the continuous exercise of such right at a later time or any other right, nor shall the foregoing cause Party B to be liable in any way to the Borrower.

11.6	If Party A owes Party B any other due and payable debts in addition to the debts hereunder, Party B may debit any of Party A’s account at China Construction Bank in RMB or other currencies and may choose to repay any of the due and payable debts in the order it deems appropriate. Party A agrees not to raise any objection with respect thereto.
11.7	In the event of any change to the address or other contact information, Party A shall promptly notify Party B of such change in writing. Party A shall be liable for any loss caused by its failure of giving prompt notice of such change.
11.8	Direct Debit Right

Party B is entitled to debit, without prior notice to Party A, any account of Party A at China Construction Bank in RMB or other currencies to pay all amounts payable under the Contract. Party A shall assist Party B to complete any procedures for foreign exchange settlement or sale, and Party A shall bear the risk of exchange rate fluctuation.

11.9	Dispute Resolution

Any dispute arising from the performance of the Contract may be settled by consultation. If the dispute cannot be resolved through consultation, such dispute shall be submitted to (1) [please select from below]:

(1)	the People’s court within the jurisdiction where Party B is located.

(2)	[name of the arbitration committee] for arbitration at ____ [place of arbitration] in accordance with the then prevailing arbitration rules. The arbitration award shall be final and binding on both Party A and Party B.

The undisputed provisions shall remain enforceable during the process of litigation or arbitration.

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11.10	Effectiveness of the Contract

The Contract shall become effective upon:

(1)	execution by the legal representative/(principal officer) or authorized representative of Party A and being affixed with the company chop of Party A; and

(2)	execution by the principal officer or authorized representative of Party B and being affixed with the company chop of Party B. All Schedules of this Contract shall constitute integral parts of this Contract and shall be equally binding.

11.11	The Contract shall be executed in _______ counterparts.

11.12	Other Provisions:

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

12.	REPRESENTATIONS
12.1	Party A clearly understands the business scope and authorization limit of Party B.
12.2	Party A has read the Contract. Party B, at Party A’s request, has explained the terms of the Contract, and Party A fully understands their meanings and corresponding legal consequences.
12.3	The execution and performance of the Contract by Party A is in compliance with laws, administrative regulations, rules and Party A’s articles of association (or its other internal constitutional documents) and has been approved by its internal competent organization and/or the competent governmental authorities.
12.4	Party A carries out production and operation in compliance with laws and regulations.
12.5	Party A has the capability to keep its business going and has the legitimate sources to repay the loan.
12.6	Party A warrants that the loan amount requested under this Contract is no more than necessary to meet the real needs of Party A for the purposes specified herein.
12.7	Both Party A and its controlling shareholder have good financial standing and have no record of gross misconducts.
12.8	Party A agrees that Party B has the right to instruct other branches of China Construction Bank to advance loan under this Contract and to exercise or perform the rights and obligations hereunder.
12.9	Party A represents that, at the time of execution of this Contract, there exists no action or event that violates any applicable laws, regulations or rules in relation to environmental protection, energy saving and emission/pollution reduction (the “Environmental Laws”). Party A further warrants that it shall strictly comply with such Environmental Law after the execution of this Contract. If any of the above representations or warranties is untrue, or Party A defaults on any of the above undertakings, or there is any potential risk of energy dissipation or pollution by Party A, Party B is entitled to stop advancing loans, to declare an acceleration of the principal and interest not yet due hereunder, or adopt other remedial measures provided hereunder or permitted by laws.

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Party A (Company Chop)

By the legal representative (principal officer) or authorized representative:

Signature: __________________________

Date:

Party B (Company Chop)

By the principal officer or authorized representative:

Signature: __________________________

Date:

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Schedule 1

Loan Information

1. Specific purposes of the loan:

This Loan is used for company’s daily operation expense, including material purchase payment and employee’s salary.

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

Party A shall not change the purpose of the loan without Party B’s written consent.

2. Sources of funds for loan repayment:

Company’s proceeds of sales.

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

 Party A guarantees the truthfulness and legality of such sources of funds and the steadiness and adequacy of cash flows of such sources.

3. Miscellaneous

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

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Schedule 2

Mandatory Financial Indicators

The Financial indicators of Party A shall on a continuous basis meet the following requirements:

Maximum Monthly Capital/Debt                65%

Minimum Current Ratio:                100%

Minimum liquidity Ratio:                60%

Maximum contingency liability/Capital                30%

Maximum accumulated long term investment/Capital                30%

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

Party B has the right to change unilaterally such requirements as to mandatory indicators provided that FIVE working-day advanced notice is issued to Party A.

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Schedule 3

Schedule for Loan Drawdown

Contract Number
Date of Drawdown
No.	Proposed Purpose	Proposed Payment Amount	Proposed Recipient (if any)	Notes
1
2
… …
Total	RMB (CAPITALIZE WORDS)
Name of the Borrower (company seal):

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Schedule 4

Consolidated report on payment at Party A’s initiative

Contract Number
Date of Delivery
NO.	Actual purpose of the Loan	Recipient	Amount	Evidencing Materials	Whether or not in compliance with the purpose specified in this Contract
1
2
……
total	RMB (CAPITALIZE WORDS)
Name of the Borrower (company seal):
Internal review	Relationship Manager (signature):
Officer in charge of reviewing loan advances and payments (signature):

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Schedule A to Form of USD Trust Receipt Loan Agreement

Loan Commencement Date	Loan Expiration Date	Loan Amount	Loan Rate	Drawdown Schedule	Schedule for Repayment
July 14, 2014	October 10, 2014	200,039.50 USD	A fixed interest rate of 2.0366%, equal to LIBOR plus 180 basis points and 135 basis points of service charge	Option 1: On July 14, 2014 for 200,039.50 USD	Option 1: On October 10, 2014 in the amount of 200,039.50 USD
August 15, 2014	November 13, 2014	255,447.00 USD	A fixed interest rate of 2.0366%, equal to LIBOR plus 180 basis points and 135 basis points of service charge	Option 1: On August 15, 2014 for 255,447.00 USD	Option 1: On November 13, 2014 in the amount of 255,447.00 USD
August 15, 2014	November 13, 2014	250,639.62 USD	A fixed interest rate of 2.0366%, equal to LIBOR plus 180 basis points and 135 basis points of service charge	Option 1: On August 15, 2014 for 250,639.62 USD	Option 1: On November 13, 2014 in the amount of 250,639.62 USD
August 29, 2014	November 26, 2014	267,000.00 USD	A fixed interest rate of 1.3346%, equal to LIBOR plus 130 basis points and 185 basis points of service charge	Option 1: On August 29, 2014 for 267,000.00 USD	Option 1: On November 26, 2014 in the amount of 267,000.00 USD
September 29, 2014	December 26, 2014	336,027.00 USD	A fixed interest rate of 2.1331%, equal to LIBOR plus 190 basis points and 125 basis points of service charge	Option 1: On September 29, 2014 for 336,027.00 USD	Option 1: On December 26, 2014 in the amount of 336,027.00 USD

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